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                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-57985) of Docucorp International, Inc. of our report dated September 5, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in this Annual Report on Form 10K.


PricewaterhouseCoopers LLP

Dallas, TX
October 23, 2001







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